SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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☒	Definitive Proxy Statement

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

CHAD THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

CHAD THERAPEUTICS, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHAD THERAPEUTICS, INC.

NOTICE OF ANNUAL SHAREHOLDERS MEETING

To be held September 9, 2004

The Annual Meeting of Shareholders of CHAD Therapeutics, Inc. (the “Company”) will be held at the Hilton Woodland Hills Hotel, 6360 Canoga Avenue, Woodland Hills, CA 91367 on September 9, 2004, at 10:00 a.m., Los Angeles time (the “Meeting”), for the following purposes:

1.	To elect four (4) directors of the Company to the 2005 Class to serve during the ensuing two years or until their successors have been duly elected and qualified. The Board of Directors’ nominees for election are Thomas E Jones, John C. Boyd, Earl L. Yager and Edward Anthony Oppenheimer, M.D.;

2.	To approve the 2004 Equity Incentive Plan;

3.	To ratify the appointment of KPMG LLP, certified public accountants, as independent auditors; and

4.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Pursuant to the Bylaws of the Company, the Board of Directors has fixed July 14, 2004, as the record date for the determination of such shareholders entitled to notice of and to vote at the Meeting, and all adjournments thereof, and only shareholders of record at the close of business on that date are entitled to such notice and to vote at the Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Meeting by executing and returning the enclosed proxy. Whether or not you expect to attend the Meeting in person, please date and sign the accompanying proxy and return it promptly in the envelope enclosed for that purpose. If a shareholder receives more than one proxy because he owns shares registered in different names or addresses, each proxy should be completed and returned.

By Order of the Board of Directors

EARL L. YAGER
Secretary

Chatsworth, California
July 15, 2004

GENERAL INFORMATION
VOTING AND REVOCABILITY OF PROXY
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL NO. 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: APPROVAL OF 2004 STOCK INCENTIVE PLAN
PROPOSAL NO. 3: INDEPENDENT AUDITORS
EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE COMPENSATION COMMITTEE
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AUDIT COMMITTEE REPORT
DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER PROPOSED ACTION
PERSONS MAKING THE SOLICITATION
APPENDIX A
APPENDIX A DEFINITIONS
APPENDIX B CHAD THERAPEUTICS, INC. AUDIT COMMITTEE CHARTER

CHAD THERAPEUTICS, INC.

21622 Plummer Street
Chatsworth, California 91311
(818) 882-0883

ANNUAL MEETING OF SHAREHOLDERS

September 9, 2004

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of CHAD Therapeutics, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held at the Hilton Woodland Hills Hotel, 6360 Canoga Avenue, Woodland Hills, CA 91367, at 10:00 a.m., Los Angeles time, on September 9, 2004, and any adjournments thereof (the “Meeting”).

VOTING AND REVOCABILITY OF PROXY

July 14, 2004, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof. As of July 14, 2004, there were 10,121,773 of the Company’s Common Shares entitled to a vote at the Meeting. This Proxy Statement and the accompanying proxy will first be mailed to shareholders on or about July 19, 2004. The Company’s 2004 Annual Report to Shareholders, including financial statements for the fiscal year ended March 31, 2004, has been enclosed for the benefit of shareholders entitled to vote at the Meeting.

Proxies may be revoked at any time before they are voted by filing with the Secretary of the Company a written notice of revocation, or by executing a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Meeting who expresses a desire to vote his shares in person. Subject to any such revocation, all shares represented by properly executed Proxies will be voted in accordance with the specifications on the enclosed proxy. If no such specification is made, the shares will be voted as follows: (1) for the election of each of the nominees named herein as directors and (2) to ratify the appointment of KPMG LLP, certified public accountants, as the Company’s independent auditors for its fiscal year commencing April 1, 2004. In the event that any nominee becomes unavailable to serve, the proxy holders presently intend to vote for the election of the remaining nominees named herein and permit the new Board of Directors to fill any vacancy that may exist on the Board. However, the proxy holders reserve the right to vote for other persons if any nominee named herein becomes unavailable to serve and the proxy holders deem it to be in the best interests of the Company to vote for such other persons.

Vote Required for Approval

     1. Election of Directors

     Section 708 of the California Corporations Code provides that a shareholder may vote for one or more directors by cumulative voting provided that the name of the candidates for whom the cumulative votes would be cast have been placed in nomination prior to the voting and that the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the election of directors. Cumulative voting means that each shareholder is entitled to as many votes as equal the number of shares that he owns multiplied by the number of directors to be elected. He may cast all of such votes for a single nominee or he may distribute them among any two or more nominees, as he sees fit. If cumulative voting is not requested, each shareholder will be entitled to one vote per share for each director to be elected.

     The enclosed proxy vests in the proxy holders’ cumulative voting rights. The persons authorized to vote shares represented by executed Proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the Board of Directors’ nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld. In any case, the Proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable. The four (4) nominees who receive the largest number of votes shall be elected.

     2. Other Matters

     On any other matters which may come before the Meeting, shareholders will be entitled to one vote for each share held of record. Approval of the proposal to ratify the appointment of KPMG LLP requires the affirmative vote of a majority of the Common Shares represented and voting at the Meeting.

     The presence in person or proxy of the persons entitled to vote a majority of the issued and outstanding Common Shares constitutes a quorum for the transaction of business at the Meeting.

     3. Abstentions and broker non-votes

     Abstentions and shares held by brokers that are present in person or by proxy but that are not voted because the brokers were prohibited from exercising discretionary authority (“broker non-votes”) will be counted for the purpose of determining whether a quorum is present for the transaction of business. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. All votes will be tabulated by the inspector of election appointed for the 2004 annual meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth as of June 12, 2004, the ownership of the Common Shares by those persons known by the Company to own beneficially 5% or more of such shares, by each director who owns any such shares and by all officers and directors of the Company as a group:

Name and Address	Amount	Percent Owned
Thomas E. Jones (1) (2)	312,787	3.1%
Earl L. Yager (1) (2)	317,185	3.1%
Norman Cooper (1) (2)	105,597	1.1%
John C. Boyd (1) (2)	167,724	1.7%
Philip Wolfstein (1) (2)	165,092	1.6%
James M. Brophy (1) (2)	33,174	0.3%
Kathleen M. Fisher (1) (2)	7,000	0.1%
Edward Anthony Oppenheimer, M.D.	—	—
All Officers and Directors as a group (11 people) (2)	1,383,493	13.7%
Kevin Kimberlin (3)	836,560	8.3%

(1)	The address of each director is 21622 Plummer Street, Chatsworth, CA 91311.

(2)	Includes shares subject to options which are currently exercisable or which become exercisable within sixty (60) days: Thomas E. Jones — 117,779 shares, Norman Cooper — 47,485 shares, John C. Boyd — 47,485 shares, Philip Wolfstein — 53,665 shares, James M. Brophy — 28,174 shares, Kathleen M. Fisher — Ø shares — Earl L. Yager — 143,907 shares, all Officers and Directors as a group — 553,610 shares.

(3)	Mr. Kimberlin’s address is c/o Spencer Trask, 535 Madison Avenue, New York, NY 10022.

(4)	Dr. Oppenheimer’s address is 10345 Strathmore Drive, Los Angeles, CA 90024.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company, as amended, provide that the Board of Directors shall not be less than five and not more than 13 and shall be fixed from time to time by resolution of the Board of Directors (“Board”). At its meeting in June 1999, the Board of Directors fixed the number of directors constituting the entire Board as seven.

     The Bylaws divide the Board into two classes, Class I and Class II. Four directors have terms of office that expire at the 2004 Annual Meeting; three of these four directors are standing for reelection for a two-year term as Class II members. These directors are Messrs. Jones, Boyd and Yager. Norm Cooper, 73, is retiring from the Board after 18 years of service to the Company.

     The Corporate Governance Committee conducted a search for potential nominees to the Board. In conducting its search, the Corporate Governance Committee took into account a number of factors, including (i) the potential nominee’s business experience and reputation, (ii) the individual’s understanding and experience with medical devices and small cap technology companies (iii) the potential nominee’s availability to dedicate the time and energy necessary to fulfill their duties as a director and (iv) the potential or existence of any conflicts of interest with the nominee and whether such nominee meets the “independence” requirements of the American Stock Exchange.

     After careful consideration, the Corporate Governance Committee selected Dr. Oppenheimer for nomination to the Board. For further information about Dr. Oppenheimer, see his biographical summary below.

     The remaining Class I members will continue to serve until the 2005 Annual Meeting.

     It is the intention of the persons named in the proxy to vote such proxies for the election of the three listed nominees, each of whom has consented to be a nominee and serve as a director if elected. In the event that any nominee becomes unavailable to serve, the proxy holders presently intend to vote for the election of the remaining nominees named herein and permit the new Board of Directors to fill any vacancy that may exist on the Board. However, the proxy holders reserve the right to vote for other persons if any nominee named herein becomes unavailable to serve and the proxy holders deem it to be in the best interests of the Company to vote for such other persons.

     The nominees for election to Class II and the incumbents in Class I have supplied the following information pertaining to their age and principal occupation or employment during the past five (5) years:

Name	Age	Position	Director Since

Nominees to Class II
Thomas E. Jones	60	Chairman and Director	1997
John C. Boyd (2)(3)	71	Director	1986
Earl L. Yager	58	Chief Executive Officer, President and Director	1988
Edward Anthony Oppenheimer, M.D.	67	—	—

Incumbents in Class I
Philip Wolfstein (1)(2)(3)	53	Director	1994
James M. Brophy (2)(3)	54	Director	2000
Kathleen M. Fisher (1)(3)	49	Director	2003

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Corporate Governance Committee

Nominees to Class II

     Thomas E. Jones was elected Chairman effective January 1, 2003, and was Chief Executive Officer of the Company from April 1, 1998 to March 31, 2004, and a director since October 1997. From 1996 to 1997, Mr. Jones was an independent consultant to numerous companies in the health care field, including the Company from March 1997. From 1973 to 1996, Mr. Jones was employed by Nellcor Puritan Bennett Corporation and its predecessor, Puritan Bennett, Inc., a major manufacturer of respiratory products where Mr. Jones served in a number of positions leading up to Senior Vice President and General Manager of home care business from 1989 to 1996. Mr. Jones was a director of the Compressed Gas Association for 16 years, including a one-year term as Chairman, and was a director of the International Oxygen Manufacturers Association for eight years. Mr. Jones is currently a member of the Engineering Advisory Board at the University of Kansas.

     John C. Boyd has been a director of the Company since May 1986. Prior to his retirement in 1994, Mr. Boyd was General Manager of Dunaway Equipment Co., Inc., a company specializing in the sale and service of equipment in the logging industry. Mr. Boyd was President of Beaty Leasing & Rental, an automobile leasing and rental firm which he founded, from 1982 to 1991. From 1969 to 1982, Mr. Boyd served as Personnel Director and Manager of Marketing Administration for Riker Laboratories, Inc., a major manufacturer and distributor of pharmaceuticals and health care products.

     Earl L. Yager has served as a director of the Company since July 1988. Mr. Yager was appointed Chief Executive Officer effective April 1, 2004 and has served as the President of the Company since January 2003 and as Secretary since July 1988. Mr. Yager has also served as the Company’s Chief Operating Officer from September 2000 to April 2004, Executive Vice President from April 1999 to September 2000, Senior Vice President from April 1995 to September 2000, and as Chief Financial Officer from May 1983 to April 2004. Mr. Yager has been a certified public accountant since 1970 and is a member of the American Institute of Certified Public Accountants.

     Edward Anthony Oppenheimer, M.D. is currently Associate Clinical Professor of Medicine in the Division of Pulmonary & Critical Care Medicine, Department of Medicine at U.C.L.A. School of Medicine. He has been the past Chief of Pulmonary & Critical Care Medicine, Department of Internal Medicine at the Southern California Permanente Medical Group in Los Angeles, California. He has been a practicing physician for 38 years. Dr. Oppenheimer has published over seventy articles and research papers in the pulmonary and critical care field, including numerous home healthcare and hospital-based studies. He has also chaired and/or participated in numerous symposiums and panels on these same subjects. He is a Fellow of the American College of Physicians and the American College of Chest Physicians; a member of the American Lung Association, the American Medical Association and the American Thoracic Society.

Incumbents in Class I

     James M. Brophy has been a director of the Company since September 2000. Since 2002, Mr. Brophy has been the Senior Vice President of Truman Medical Centers. From 2001 to 2002, Mr. Brophy was the President of Missouri Baptist Medical Center. In 2000, Mr. Brophy was the Deputy Executive Director of Truman Medical Centers and from 1992 to 1999 Mr. Brophy was President of Saint Luke’s Northland and St. Luke’s Hospitals. Mr. Brophy has worked in the health care field as a senior executive and administrator since 1974. Mr. Brophy is currently a Fellow of the American College of Healthcare Executives and is a past member of the board of directors of HealthNet, Premier Alliance Insurance Company and the Illinois Hospital Association.

     Kathleen M. Fisher has served as a director of the Company since September 2003. Ms. Fisher has served as the Executive Vice President and Chief Financial Officer of SonicWALL, Inc., a publicly held internet security system manufacturer, since July of 2003. Ms. Fisher served as Executive Vice President and Chief Financial Officer of QAD Inc., a publicly held provider of enterprise resource planning software, from March of 2000 to July of 2003. Prior to joining QAD, Ms. Fisher served as the chief financial officer of Adept Technology from 1999 to 2000, a publicly held automation software and hardware manufacturer, in San Jose, California. From 1997 to 1999 she served as CFO for Borland Software Corporation, a publicly held software company. Prior to that, she was employed in several positions in accounting and financial management. Ms. Fisher has served as the Chief Financial Officer of publicly held companies for a total of eight years and the Corporate Governance Committee has determined she has the expertise to serve as Chairperson of the Audit Committee. Ms. Fisher received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration degree from the University of Southern California in Los Angeles.

     Philip Wolfstein has been a director of the Company since October 1994. Mr. Wolfstein has been the Managing Director for Southern California for PM Global Foods LLC since 2001. Mr. Wolfstein was President and a director of Wolfstein International, Inc., an international trading company, from 1976 to 2001. Mr. Wolfstein is the Chairman of the U.S. Meat Export Federation and has been a director and member of the Federation’s Executive Committee since November 1997. In this role he is actively engaged in the promotion of U.S. exports and eliminating trade barriers for U.S. products.

Incumbent Director Retiring

     Norman Cooper has been a director of the Company since May 1986. Mr. Cooper is the retired Chief Executive Officer and Chairman of the Board of Kallir, Philips, Ross, Inc., a major advertising agency specializing in the health care field. He had been with Kallir, Philips, Ross, Inc. since 1965 and was named Executive Vice President in 1972, Chief Operating Officer in 1981, President in 1985 and Chief Executive Officer in 1990. Mr. Cooper is currently a member of the Advisory Board for Duke Children’s Hospital in Durham, North Carolina.

Information Concerning Board of Directors and Certain Committees

     The Board of Directors holds regular meetings and held a total of six meetings during the fiscal year ended March 31, 2004. All of the then current directors attended or participated in 75% or more of the aggregate of (i) the total number of meeting of our board of directors and (ii) the total number of meetings held by all committees of our board of directors on which such director served in fiscal 2004.

     Three committees have been created by the Board of Directors – an Audit Committee, a Compensation Committee, and a Corporate Governance Committee. The members of the Audit Committee are Ms. Fisher and Messrs. Cooper and Wolfstein. Ms. Fisher is the Chairman of the Audit Committee. The board of directors has determined that Ms. Fisher is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. Each member of the Audit Committee is an “independent director” as defined in the Company Guide of the American Stock Exchange and also meet the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met four times during the fiscal year ended March 31, 2004.

     The members of the Compensation Committee are Messrs. Boyd, Brophy and Wolfstein. Mr. Boyd is the Chairman of the Compensation Committee. The Compensation Committee met four times during the fiscal year ended March 31, 2004.

     The members of the Corporate Governance Committee are Messrs. Boyd, Brophy, Cooper, Wolfstein, and Ms. Fisher. Mr. Brophy is Chairman of the Corporate Governance Committee. The Corporate Governance Committee met 10 times during the fiscal year ended March 31, 2004. Each member of the Corporate Governance Committee is an “independent director” as defined in the Company Guide of the American Stock Exchange.

     The functions of the Audit Committee include, among other things, reviewing and making recommendations to the Board of Directors with respect to (1) the engagement or reengagement of an independent accounting firm to audit the Company’s financial statements, (2) the policies and procedures of the Company and management with respect to maintaining the Company’s books and records and furnishing necessary information to the independent auditors, and (3) the adequacy of the Company’s internal accounting controls. The Company has adopted a charter governing the functions of the Audit Committee in accordance with SEC guidelines.

     The functions of the Compensation Committee include making recommendations to the Board of Directors regarding compensation for the principal officers and other key employees of the Company, incentive compensation to employees and other employee compensation and benefits.

     The functions of the Corporate Governance Committee include the identification, screening and recommendation of candidates for the Company’s Board of Directors, the composition, function of board committees and the compensation and benefits to be offered to board members reviewing and making recommendations regarding succession and replacement of key executives and the Company’s code of conduct and other matters regarding corporate structure and organization. When considering a potential candidate for membership on the board of directors, the Corporate Governance Committee considers the candidates’ relevant business, professional and industry experience, demonstrated character and judgment, and prior experience serving as a director. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company’s shareholders. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary. The Company has adopted a charter governing the functions of the Corporate Governance Committee which is available on the Company’s website. The Corporate Governance Committee recommended to the board of directors the nomination of directors for the 2004 annual meeting.

     The Corporate Governance Committee will also consider recommendations for nominees to the board of directors submitted by shareholders. Shareholders who wish the Corporate Governance Committee to consider their recommendations for nominees for the position of director should submit the candidate’s name, appropriate biographical information, a brief description of such candidate’s qualifications and such candidate’s written consent to nomination to the Corporate Governance Committee in care of James Brophy, the Chairman of the Corporate Governance Committee, at the Company’s headquarters.

     Each non-employee director is entitled to receive his expenses and a fee of $1,000 for each Board meeting attended and $100 for each committee meeting attended unless the committee meeting occurs on the same day as the Board meeting, in which event, each non-employee director receives only the fee for attending a Board meeting. In addition, each non-employee director receives a quarterly retainer in the amount of $2,500. Non-employee directors receive option grants for 5,000 shares upon their election to the board and receive annual grants for 10,000 shares. Directors who are also employees do not receive separate compensation for services as directors.

Section 16 Beneficial Ownership Reporting

     Under the Federal securities laws, the Company’s directors, its executive officers and any persons holding more than ten percent of the Company’s common stock are required to report their ownership of the Company’s common stock and any changes in that ownership to the Securities and Exchange Commission on Form 3, for an initial report of securities ownership, and on Forms 4 or 5, for reports of changes in security ownership. Such directors, executive officers and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during the most recent fiscal years or prior fiscal years. Based on the written representations of its directors and executive officers and its ten percent shareholders and copies of the reports that they have furnished to the Company, the Company believes that the Company’s directors and executive officers and ten percent shareholders timely filed all reports required under Section 16(a) in fiscal 2004.

Code of Ethics

     We have adopted a Code of Business Conduct and Ethics that applies to our employees (including our principal executive officer, chief financial officer and controller). A copy of our Code of Business Conduct and Ethics can be found under the “Investor Relations” section of our website at www.chadtherapeutics.com. The information on our website is not incorporated by reference in this Proxy Statement. We may post amendments to or waivers of the provisions of the Code of Business Conduct and Ethics, if any, made with respect to any of our directors and executive officers on that website.

Recommendation of the Board of Directors

     The Company’s Board of Directors unanimously recommends that the shareholders vote FOR the election of the nominees named above.

PROPOSAL NO. 2: APPROVAL OF 2004 STOCK INCENTIVE PLAN

     On June 18, 2004, the Board approved the 2004 Stock Incentive Plan (the “2004 Plan”), subject to shareholder approval. Under this proposal the Company seeks shareholder approval of the 2004 Plan. The Board recommends that the shareholders approve the 2004 Plan.

The 2004 Plan

     The Board believes that the Company’s future success will be enhanced by its ability to maintain a competitive position in attracting, retaining and motivating employees, non-employee directors and consultants who provide substantial service to the Company through the use of equity-based awards. The Company previously provided such equity-based awards through its 1994 Stock Option Plan (the “1994 Plan”), which will expire pursuant to its terms in September of 2004. Accordingly, unless the shareholders adopt the 2004 Plan, there will be no outstanding equity-based incentive plan available to provide equity incentives to officers, key employees and others upon the expiration of the 1994 Plan. The 2004 Plan is therefore intended to replace the 1994 Plan. In light of the anticipated changes to the method of accounting for stock options, the Board believes it is appropriate to broaden the nature of equity incentives under the 2004 Plan to include not only stock options, but also stock appreciation rights (“SARs”) and restricted stock. Upon approval of the 2004 Plan, the 1994 Plan will be terminated as to any future awards, although outstanding awards under the 1994 Plan will continue to be outstanding.

     The description of the 2004 Plan below is a summary of its principal provisions and is qualified in its entirety by reference to the 2004 Plan, a copy of which is annexed hereto as Appendix A.

Purpose

     The purpose of the 2004 Plan is to enable the Company to offer employees, non-employee directors and consultants stock options, restricted stock, and SARs. The Company believes this will help it attract, retain and reward its employees, non-employee directors and consultants.

Administration

     The 2004 Plan will be administered by the Compensation Committee of the Board (the “Committee”), consisting of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and Section 162(m) of the Interval Revenue Code (the “Code”), a non-employee director under Rule 16b-3 and an outside director under Section 162(m) of the Code. With respect to the application of the 2004 Plan to non-employee directors, the Committee is the Board. If no Committee exists, the functions of the Committee will be exercised by the Board.

     The Committee has the full authority to administer and interpret the 2004 Plan, to grant discretionary awards under the 2004 Plan, to determine the persons to whom awards will be granted, to determine the number of shares of the Company’s common stock (the “Common Stock”) to be covered by each award (subject to the individual participant limitations provided in the 2004 Plan), to prescribe the form of instruments evidencing awards, and to make all other determinations and to take all such steps in connection with the 2004 Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable.

     The terms and conditions of individual awards will be set forth in written agreements consistent with the 2004 Plan. Awards under the 2004 Plan may not be made on or after the tenth anniversary of the date the 2004 Plan is approved by the Company’s shareholders, but awards granted prior to such date may extend beyond that date.

Eligibility and Types of Awards

     Under the 2004 Plan, non-employee directors, employees and consultants of the Company are eligible to be granted stock options, SARs, and restricted stock; provided, however, that non-employee directors and consultants are not eligible to receive incentive stock options. Eligibility for awards under the 2004 Plan is determined by the Committee, in its sole discretion. As of the date of this Proxy Statement, no awards have been granted under the 2004 Plan and, as a result, no benefits or amounts that would have been received or allocated under the 2004 Plan are determinable at this time.

Available Shares

     A maximum of 750,000 shares of Common Stock may be issued pursuant to awards granted under the 2004 Plan. The available shares shall be allocated by the Committee among the awards that may be granted under the 2004 Plan as the Committee deems appropriate. The aggregate maximum number of shares of Common Stock with respect to which awards may be granted to any participant under the 2004 Plan shall be 250,000 shares. No more than 100,000 shares of Common Stock may be subject to grants of stock options and SARs to any one eligible individual during any one fiscal year. No more than Fifty Thousand (50,000) shares of Common Stock may be subject to grants of restricted stock to any one eligible individual during any one fiscal year.

     The Committee may, in accordance with the terms of the 2004 Plan, make appropriate adjustments to the number of shares of Common Stock available for the grant of awards and the terms of outstanding options and other awards to reflect any stock dividend or distribution, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares (and certain other events affecting the Company’s capital structure or business).

Awards Under the 2004 Plan

     Stock Options. The 2004 Plan authorizes the Committee to grant stock options to purchase shares of Common Stock to employees, consultants and non-employee directors of the Company or any subsidiary. Option grants may be in the form of incentive stock options (“ISOs”) or non-qualified stock options, provided that options granted to non-employee directors and consultants may only be non-qualified stock options. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed ten years, or five years in the case of an ISO granted to a 10% shareholder), the exercise price, any vesting schedule, and the other material terms of each option. No ISO may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an ISO granted to a 10% shareholder, 110% of fair market value). Unless the Committee determines otherwise at the time of grant, options will vest and become exercisable in equal annual installments over four years following the grant date, subject to acceleration provisions (if any) as determined by the Committee. Options will remain exercisable for such times and be subject to such terms as determined by the Committee at grant. Upon the exercise of an option, the option holder must make payment of the full exercise price, either: (i) in cash, certified or cashier’s check, bank draft or money order; (ii) to the extent permitted by law and the Committee, through a “cashless exercise sale and remittance procedure” by the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the aggregate purchase price; (iii) in shares of Common Stock (which have been owned by the participant for a period of time as may be required by applicable accounting standards to avoid a charge to the Company’s earnings); or (iv) on such other terms and conditions as may be acceptable to the Committee.

     Stock Appreciation Rights. The 2004 Plan authorizes the Committee to grant SARs either in tandem with a stock option or independent of a stock option to employees, consultants and non-employee directors. A SAR is a right to receive a payment either in cash or Common Stock equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share of the SAR. The Committee will determine whether this amount will be paid in cash, Common Stock, or a combination of cash and Common Stock. The Committee will determine the terms and conditions of SARs at the time of grant, but, generally, SARs will be subject to the same terms and conditions as stock options (as described above).

     Restricted Stock. The 2004 Plan authorizes the Committee to award restricted stock to employees, non-employee directors and consultants. Recipients of restricted stock enter into an agreement with the Company subjecting the shares to restrictions, including restrictions on transfers, and providing the criteria or dates on which such restrictions lapse. Recipients are, however, generally entitled to vote the Common Stock and receive any dividends declared and paid on the Common Stock during the restriction period. Restricted stock may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code), as determined by the Committee at grant. The 2004 Plan does not limit the nature of such vesting restrictions, including the types of performance-based criteria, which may be adopted by the Committee.

Awards to Non-Employee Directors

     In addition to other awards permitted under the 2004 Plan, non-employee directors may be entitled to receive, at the discretion of the Committee, shares of restricted stock awards or stock options, or a combination thereof, subject to the following terms:

     Restricted Stock Awards. Under the 2004 Plan, each individual who is first elected or appointed as a non-employee director (even if previously an employee director) may be entitled to a stock award of such shares of restricted stock as determined by the Committee upon such appointment. On the first business day of each calendar quarter in each fiscal year of the Company, or at such other intervals as determined by the Committee, each non-employee director who is a director of the Company on such date may receive such shares of restricted stock as determined by the Committee in its sole discretion. The Committee shall impose such restrictions on any restricted stock granted to non-employee directors under the 2004 Plan as it may deem advisable including, without limitation, time based vesting restrictions, restrictions on transferability, and requirements of continued service, individual performance, group performance or the performance of the Company.

     Stock Options. Each non-employee director may receive, on the date the non-employee director begins service as a director (even if previously an employee director) and on each Annual Grant Date, as defined in the 2004 Plan, an option to purchase such shares of Common Stock as determined by the Committee in its sole discretion. Each option will be subject to the following terms: (i) the exercise price will be equal to the greater of the fair market value of the Common Stock on the grant date or the par value of the Common Stock; (ii) each option will vest six (6) months and one (1) day after the grant date if the director is then a director (each option will fully vest in the event of a director’s death); (iii) the exercise price of an option must be paid in any form of payment permitted under the 2004 Plan; (iv) each option will expire upon the tenth anniversary of the grant date; and (v) upon a termination of directorship other than for cause, all options then exercisable will remain exercisable for three (3) years after such termination, but in no event beyond the stated term of the option.

Termination of Employment or Service, Retirement, Disability, or Death.

     The Committee may promulgate rules and regulations to determine the treatment of a participant’s award under the 2004 Plan in the event of such participant’s termination of employment or service with the Company for any reason. In such event, the Committee also may, in its discretion, accelerate the vesting or exercisability of the award, eliminate or make less restrictive any restrictions contained in the award, waive any restrictions or other provisions of the 2004 Plan or the award or otherwise amend or modify the award in any manner that is either not consented to by or not adverse to such participant. The following guidelines, which may be amended by the Committee in its sole discretion, shall apply in determining the treatment of any unexercised or deferred awards upon a participant’s termination of employment or other service:

(a) Termination for Cause. If a participant’s termination of employment or service is for cause, any option held by such participant shall terminate and expire immediately upon the date of such termination.

(b) Disability. If a participant’s termination of employment or service with the Company is by reason of a disability, the participant may, at any time within a period not to exceed one (1) year after such termination and prior to termination of the option pursuant to its terms, exercise any vested portion of the option held by such participant at the date of such termination; provided, however, that if the participant dies within such period, any vested option held by such participant upon death shall be exercisable by the participant’s legal representative for a period not to exceed one (1) year after the participant’s death and prior to the termination of the option pursuant to its terms.

(c) Termination by Reason of Retirement or Without Cause. If a participant’s termination of employment or service by reason of retirement, or the Company terminates the participant’s employment or service for reasons other than cause or disability, the participant may, at any time within a period not to exceed ninety (90) days from the date of such termination and prior to the termination of the option pursuant to its terms, exercise any vested portion of the option held by such participant at the date of such termination; provided, however, that, if the participant dies within such exercise period, any vested option held by such participant upon death shall be exercisable by the participant’s legal representative for a period not to exceed one (1) year after the participant’s death and prior to the termination of the option pursuant to its terms.

(d) Death. If a participant dies while in the employment or service of the Company, the participant’s legal representative who inherits the option may, at any time within a period not to exceed one (1) year after the date of such participant’s death and prior to termination of the option pursuant to its terms, exercise any portion of the vested option held by such participant at the date of such participant’s death.

(e) Voluntary Termination. If a participant voluntarily terminates his or her employment or service for reasons other than by retirement or disability or cause, the participant may, at any time within a period not to exceed thirty (30) days from the date of such termination and prior to the termination of the option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such participant at the date of such termination.

Deferrals

     The Committee may, in its sole discretion, establish procedures pursuant to which a participant may elect to defer receipt of shares or the payment of cash, or a combination thereof, upon the exercise or vesting of all or a portion of an award. Deferrals will be for such periods and upon such terms as the Committee may determine in its sole discretion.

Change of Control

     In the event there is a change of control of the Company, as determined by the Committee, the Committee may, in its sole discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding award; (ii) accelerate the vesting of options and terminate any restrictions on any awards; and (iii) provide for the cancellation of awards for a cash payment to the participant.

Amendment and Termination

     Notwithstanding any other provision of the 2004 Plan, the Board may at any time amend, in whole or in part, any or all of the provisions of the 2004 Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such participant and, provided further, that shareholder approval shall be required for any amendment (i) that changes the class of individuals eligible to receive Awards under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to awards that are granted under the 2004 Plan (except as otherwise permitted under the Plan); (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded, or (iv) if such amendment eliminates a requirement provided in the Plan that the shareholders of the Company must approve an action to be undertaken under the Plan.

Nontransferability

     Generally, awards granted under the 2004 Plan are not transferable by a participant other than by will or by the laws of descent and distribution, except that the Committee may provide that an award is transferable to certain “family members” as such term is defined in the Form 8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee.

Material U.S. Federal Income Tax Consequences

     The following discussion of the principal U.S. federal income tax consequences with respect to options under the 2004 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences (state, local and other tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary.

     THE FOLLOWING SUMMARY IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL THE TAX CONSIDERATIONS THAT MAY BE RELEVANT. EACH RECIPIENT OF A GRANT IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO SUCH RECIPIENT OF THE GRANT AND THE DISPOSITION OF COMMON STOCK.

     Incentive Stock Options. Under current federal income tax laws, the grant or exercise of an ISO generally has no income tax consequences for the optionee or the Company. However, the amount by which the fair market value of the Common Stock acquired pursuant to the exercise of an ISO exceeds the exercise price is an adjustment item for purposes of alternative minimum tax.

     The aggregate fair market value of Common Stock (determined at the time of grant) with respect to which ISOs can be exercisable for the first time by an optionee during any calendar year cannot exceed $100,000. Any excess will be treated as a non-qualified stock option.

     The sale of Common Stock received pursuant to the exercise of an option that satisfied all of the ISO requirements, as well as the holding period requirement described below, will result in a long-term capital gain or loss equal to the difference between the amount realized on the sale and the exercise price. To receive ISO treatment, an optionee must be an employee of the Company at all times during the period beginning on the date of the grant of the ISO and ending on the day three months before the date of exercise, and the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years after the option is granted, or (ii) within one year after the date of exercise. Any gain or loss realized on a subsequent disposition of the shares will be treated as long-term capital gain or loss (depending on the applicable holding period). The Company will not be entitled to a tax deduction upon the exercise of an ISO, nor upon a subsequent disposition of the shares of Common Stock, unless the disposition occurs prior to the expiration of the holding period described above.

     In general, if the optionee does not satisfy these holding period requirements, any gain equal to the difference between the exercise price and the fair market value of the Common Stock at exercise (or, if a lesser amount, the amount realized on disposition over the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of either holding period described above, the Company will be entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).

     Non-Qualified Stock Options. In general, an optionee will recognize no taxable income upon the grant of a non-qualified stock option and the Company will not receive a deduction at the time of such grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his holding period for the Common Stock. The Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

     Stock Appreciation Rights. A participant will not recognize taxable income upon the grant of an SAR. Upon the exercise of an SAR, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.

     Restricted Stock. A participant generally will not recognize taxable income upon the grant of restricted stock, and the recognition of any income will be postponed until the time that the restrictions on the shares lapse, at which time the participant will recognize ordinary income equal to the fair market value of the stock at the time that such restrictions lapse. A participant may elect to be taxed at the time of the grant of restricted stock and, if this election is made, the participant will recognize ordinary income equal to the fair market value of the restricted stock at the time of grant determined without regard to any of the restrictions thereon. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, depending upon the holding period, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election.

Recommendation of the Board of Directors

     The Company’s Board of Directors unanimously recommends that shareholders vote FOR the approval of the 2004 Plan.

PROPOSAL NO. 3: INDEPENDENT AUDITORS

     The Board of Directors has appointed, subject to ratification by the shareholders, KPMG LLP as independent auditors for the fiscal year commencing April 1, 2004. A representative of KPMG LLP is expected to attend the Meeting to make any statements he may desire and respond to shareholders’ questions.

     During the fiscal years ended March 31, 2004 and 2003, KPMG LLP provided various audit, audit related and non-audit services to us as follows:

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees

Audit Fees – Aggregate fees billed for professional services rendered for the audit of our 2004 and 2003 fiscal year annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for the 2004 and 2003 fiscal years.	$105,100	$81,500
Audit-Related Fees - Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements which are not reported under “Audit Fees” above.	—	—
Tax Fees – Aggregate fees billed for tax compliance, tax advice and tax planning.	13,600	12,700
All Other Fees – Aggregate fees billed for products and services provided other than as described in the preceding three categories.	—	—

Total Fees	$118,700	$94,200

     Our audit committee has considered whether provision of the above services other than audit services is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected KPMG LLP’s independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountants

     The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

     Since the May 6, 2003 effective date of the Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of KPMG LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.

Recommendation of the Board of Directors

     The Board of Directors unanimously recommends that the shareholders vote FOR the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending 2005.

EXECUTIVE OFFICERS

     The executive officers of the Company are:

Name	Age	Position
Thomas E. Jones	60	Chairman
Earl L. Yager	58	President, Chief Executive Officer and Secretary
Oscar J. Sanchez	61	Vice President, Business Development
Alfonso Del Toro	46	Vice President, Manufacturing
Kevin McCulloh	43	Vice President, Engineering
Erika Laskey	38	Vice President, Sales and Marketing
Tracy Kern	36	Chief Financial Officer

     Oscar J. Sanchez was appointed Vice President of Business Development of the Company in March 2000. Mr. Sanchez served as the Company’s Vice President of Engineering and Development from September 1996 to February 2000, Vice President of Manufacturing from April 1993 to August 1996, and Manufacturing Manager from April 1983 to April 1993. Prior to these assignments with the Company, Mr. Sanchez occupied various positions of responsibility in Engineering and Management both inside and outside the U.S., the most recent as Director of Manufacturing for Riker Laboratories in Mexico City. Mr. Sanchez has been an active member of the Society of Manufacturing Engineers for 20 years where he served two terms as elected Chairman of the Los Angeles Chapter.

     Alfonso Del Toro was appointed Vice President, Manufacturing of the Company in January 1998. Mr. Del Toro was the Company’s Manufacturing Manager from January 1997 to December 1997. From 1993 to 1996, Mr. Del Toro was Manufacturing Manager for VIA Medical Corp. From 1986 to 1993, Mr. Del Toro was employed by Nellcor, Inc., a major manufacturer of respiratory products where Mr. Del Toro served in several positions leading up to Senior Principal Manufacturing Engineer.

     Kevin McCulloh was appointed Vice President of Engineering of the Company in March 2000. Mr. McCulloh was Engineering Manager from March 1999 to February 2000, and was Manufacturing Engineer from July 1998 when he joined the Company to March 1999. From 1982 to 1998, Mr. McCulloh was employed by Litton Life Support where he had broad based experience in product design and development leading up to the position of Senior Design Engineer.

     Erika Laskey was appointed Vice President of Sales and Marketing of the Company in April 2002. Ms. Laskey was Director of Sales and Marketing from January 2001 to March 2002. From 1992 to 2000, Ms. Laskey was employed by Mallinckrodt, Inc. (formerly Nellcor Puritan-Bennett) where she held a number of sales positions leading up to the position of Global Account Business Manager.

     Tracy Kern was appointed Chief Financial Officer in April 2004. Ms. Kern was Cost Accounting Manager from January 2003 to March 2004. From 1997 to 2002, Ms. Kern was employed by KPMG LLP, where she held a number of positions leading up to the position of Audit Manager.

     For the biographies of Messrs. Jones and Yager, see “Election of Directors – Nominees.”

SUMMARY COMPENSATION TABLE

				Long-Term
		Annual Compensation		Compensation Awards
				Securities	All Other
Name and		Salary	Bonus (1)	Underlying Options	Compensation (2)
Principal Position	Year	($)	($)	(#)	($)

Thomas E. Jones
Chairman	2004	160,000	–––	––––	10,583
	2003	227,499	22,181	––––	5,500
	2002	238,497	–––	––––	5,250

Earl L. Yager
President,	2004	222,000	–––	––––	7,000
Chief Executive	2003	204,000	19,890	––––	5,500
Officer, and Secretary	2002	190,500	–––	––––	4,956

Oscar J. Sanchez
Vice President,	2004	135,600	8,543	––––	6,042
Business	2003	132,240	8,331	––––	5,500
Development	2002	132,240	–––	––––	5,250

Alfonso Del Toro
Vice President,	2004	138,000	8,694	––––	6,098
Manufacturing	2003	130,200	8,203	––––	5,500
	2002	126,000	4,253	––––	5,250

Kevin McCulloh
Vice President,	2004	138,000	8,694	––––	6,098
Engineering	2003	130,200	8,203	––––	5,500
	2002	114,000	3,848	––––	5,250

Erika Laskey
Vice President,	2004	166,290	32,346	––––	5,953
Sales and	2003	125,700	49,345	15,000	5,500
Marketing	2002	110,100	45,127	15,000	––––

(1)	Annual bonus amounts are earned and accrued during the fiscal years indicated and paid within 30 days subsequent to the end of the fiscal year indicated.

(2)	These amounts consist of contributions by the Company in 2004, 2003 and 2002 to the CHAD Therapeutics, Inc. Employee Savings and Retirement Plan.

Option Grants for the Year Ended March 31, 2004

Potential Realized Value
		% of Total			at Assumed Annual Rates
		Options			of Stock Price Appreciation
	Options	Granted to	Exercise		for Option Term
	Granted (#)	Employees	Price ($) Per
Name	(#)	During 2003	Share	Expiration Date	5%	10%
NONE

(1)	These options vest in annual cumulative 20% installments, with the first installment vesting on the first anniversary of the date of the grant.

(2)	Under the terms of the Company’s stock option plan, the Stock Option Committee retains discretion, subject to plan limits, to modify the terms of the outstanding options.

(3)	The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

(4)	These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall stock conditions, as well as the optionholder’s continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Aggregated Option Exercises in Last Fiscal and Option Values at March 31, 2004

					Value of Unexercised
			Number of Securities		In-The-Money Options
	Shares		Underlying Unexercised		at March 31, 2004
	Acquired on		Options at March 31, 2004		Exercisable
Name	Exercise (#)	Value Realized ($)	Exercisable/Unexercisable		Unexercisable ($)
Thomas E. Jones	-0-	-0-	118,000/	10,000	292,000/	26,000
Earl L. Yager	-0-	-0-	144,000/	6,000	209,000/	16,000
Oscar J. Sanchez	-0-	-0-	20,000/	––––	52,000/	-0-
Alfonso Del Toro	-0-	-0-	40,000/	––––	107,000/	-0-
Kevin McCulloh	-0-	-0-	38,000/	3,000	90,000/	7,000
Erika Laskey	-0-	-0-	15,000/	25,000	22,000/	24,000

Compensation Committee Interlocks and Insider Participation

     None of the members of the Compensation Committee are or formerly were officers or employees of the Company or had any relationship requiring disclosure under Item 404 of Regulation S-K. Furthermore, none of the executive officers of the Company served as a member of the Board of Directors, Compensation Committee or committee performing equivalent functions of any other public company.

Employment Agreement

     Effective April 1, 1998, the Company and Thomas E. Jones entered into an employment agreement, which was amended on January 1, 2003, pursuant to which the Company employs Mr. Jones as Chairman of the Board of Directors (the “Employment Agreement”). The Employment Agreement provides a base salary of $160,000 per year, which amount is subject to annual review by the Board of Directors. In addition, Mr. Jones is eligible to receive a bonus in an amount to be determined by the Board of Directors. Mr. Jones is entitled to participate in all stock option, severance and benefit plans adopted by the Company.

     The Employment Agreement does not have a specific term. The Employment Agreement may be terminated at any time by the Company, with or without cause, and may be terminated by Mr. Jones upon 90 days’ notice. If Mr. Jones resigns or is terminated for cause (as defined in the Employment Agreement), he is entitled to receive only his base salary and accrued vacation through the effective date of his resignation or termination. If Mr. Jones is terminated without cause after March 31, 2000, he is entitled to receive a severance benefit in accordance with the Company’s Severance and Change of Control Plan (the “Plan”) or, if such Plan is not applicable, a severance benefit equal to 200% of his salary and incentive bonus for the prior fiscal year. A description of the Plan is set forth below.

Severance and Change of Control Plan

     The Company has adopted a Severance and Change of Control Plan pursuant to which seven (7) of the Company’s officers, including each of the named executive officers, have entered into Severance and Change of Control Agreements with the Company (the “Severance Agreements”). The Severance Agreements provide that each named executive officer is entitled to a lump sum severance benefit equal to 200% of his aggregate compensation for the prior calendar year (the amounts vary for other officers) if the officer is terminated without cause (as defined in the Severance Agreements) and not offered a comparable position within 60 days or if the executive suffers a change in duties, in either case, within 24 months of a Change of Control or Ownership Change of the Company (as defined in the Severance Agreements). If any payment due a named executive officer pursuant to the Severance Agreements would be deemed an excess parachute payment under Section 280G of the Internal Revenue Code, then the Company may reduce such payment to the extent necessary to avoid all taxes and penalties under Section 280G. Separately, the Company provided for accelerated vesting of all outstanding options upon a Change of Control or Ownership Change of the Company.

     A change in duties is defined in the Severance Agreements to include, among other things, an involuntary reduction in authority, any reduction in annual salary, a reduction of 10% or more in aggregate compensation or re-location to a site more than 50 miles from the executive’s principal place of employment.

     A Change of Control or Ownership Change shall be deemed to have occurred if (i) as a result of a tender offer or sale of stock any person acquires 20% or more of the Company’s Common Stock, (ii) the Company merges into another corporation or, as a result of a merger, shareholders of the Company own less than 70% of the voting stock of the surviving entity, (iii) more than one third of the Company’s directors are replaced during any 12-month period by directors who were not endorsed by a majority of the Board, (iv) the Company is dissolved or sells substantially all of its assets, or (v) any other event occurs which the Board of Directors deems to constitute an Ownership Change.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of March 31, 2004 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Number of Securities
Remaining Available for
	Number of Securities to be		Future Issuance Under
	Issued Upon Exercise of	Weighted-Average Exercise	Equity Compensation Plans
	Outstanding Options,	Price of Outstanding Options,	[Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a)]
	(a)	(b)	(c)
Equity Compensation Shareholders (1)	1,101,000	$2.94	140,000
Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	1,101,000		140,000 (2)

(1)	Consists of the 1994 Stock Option Plan.

(2)	140,000 options remain available for future issuance, however, the 1994 Stock Option Plan terminates in September 2004.

REPORT OF THE COMPENSATION COMMITTEE

     The information contained in this report is not to be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference.

     All members of the Compensation Committee are independent, non-employee directors. The Compensation Committee is responsible for reviewing the Company’s compensation policies and making recommendations to the Board with respect to executive compensation.

     The Company’s compensation policies are designed to:

•	Attract and retain well-qualified executives who are willing to work in a small, growing company;

•	Create a performance-oriented environment which recognizes both annual and long-term results;

•	Strengthen the identification of executive officers with shareholder interests; and

•	Reward long-term commitment to the Company.

     Compensation of the Company’s executive officers is composed primarily of salary, bonuses and stock options.

1.	Salaries – Salaries for executive officers are established with a view toward maintaining the Company’s competitive ability to retain well-qualified executive officers. The Compensation Committee reviews the Report on Executive Compensation In the Medical Equipment and Supply Industry (the “Report on Executive Compensation”) as reported by Top Five Data Services in establishing salaries for its executive officers. The Report on Executive Compensation reports on the execution compensation of 300 U.S. based publicly traded companies in the medical equipment and supply industry. The Compensation Committee generally seeks to fix executive salaries at or near the midpoint for positions of comparable responsibility pursuant to the Report on Executive Compensation. In addition, the Compensation Committee reviews executive pay in relation to competitive salaries in the Southern California area. Salaries are reviewed annually by the Compensation Committee which consults with the Chief Executive Officer on the appropriate salary levels for each of the executive officers. Salary levels are generally increased as executives assume new or expanded responsibilities.

2.	Bonuses – The Company has an incentive bonus plan with fixed performance standards. Thirty percent of the target amount is based on the achievement of sales, 40% is based on earnings before income tax, and 30% is based on job performance objectives. Please refer to the Summary Compensation Table for bonuses paid for the year ended March 31, 2004.

3.	Stock Options – Stock Options are intended to strengthen the identification of executive officers with the interests of the Company’s shareholders. Stock options are used by the Compensation Committee as a form of long-term incentive compensation and not as remuneration for the past year’s services. Stock options are also issued to a broad range of employees for the purpose of strengthening the relationship between the employees and the Company. The Compensation Committee grants options and fixes their terms subject to the provisions of the Company’s stock option plan adopted on September 20, 1994. There are no fixed performance criteria that govern the grant of stock options. The Compensation Committee’s standards for determining the number of options granted are subjective. The Compensation Committee confers with the Chief Executive Officer regarding the contribution which each executive officer made to the Company’s performance during previous years and likely future contributions in order to determine if stock options should be granted and, if so, the appropriate amount of options to be granted. The Stock Option Committee generally grants options as a reward for sustained superior performance reflected in the Company’s operating results as well as to reward long-term commitment to the Company. Stock option grants are generally structured to provide executives with an incentive to continue with the Company. In this regard, consideration is given to the number of options held by an officer, their exercise price and vesting dates. All options granted have an option price not less than the fair market value of the stock on the date of the grant, generally vest over period of two to five years and only attain a value if the price of the stock increases.

Basis for Compensation of the CEO

     During the fiscal year ending March 31, 2004, Thomas E. Jones received total annual compensation of $160,000. Mr. Jones’ compensation was established pursuant to the terms of his Employment Agreement with the Company. Pursuant to that Employment Agreement, Mr. Jones had been entitled to a base salary of $250,000 and was eligible to participate in any bonus or equity incentive programs established by the Company. Effective January 1, 2003, Mr. Jones’ base salary was reduced to $160,000 in view of the appointment of Earl Yager as the Company’s President and the Company’s agreement to permit Mr. Jones to spend less of his working time in the Company’s Los Angeles offices. The other terms of his Employment Agreement were not materially modified.

     The Committee did not award any options to Mr. Jones in the year ended March 31, 2004. In this regard, the Committee noted that Mr. Jones currently holds 228,000 options.

Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation, whether payable in cash or stock, exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance-based compensation paid to the Company’s executive officers for the 2003 fiscal year did not exceed the $1 million limit per officer, and the Committee does not anticipate that any non-performance-based compensation payable in cash to the executive officers for the 2004 fiscal year will exceed that limit. Accordingly, the Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Company’s executive officers but will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level. The Company’s Stock Option Plan has been structured so that any compensation deemed paid by the Company in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation on deductibility.

Submitted by the Compensation Committee

John Boyd (Chairman)
Philip Wolfstein
James M. Brophy

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG CHAD THERAPEUTICS, INC.,
COREDATA INDEX AND SIC CODE INDEX

COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

	FISCAL YEAR ENDING
COMPANY/INDEX/MARKET	3/31/1999	3/31/2000	3/30/2001	3/28/2002	3/31/2003	3/31/2004
Chad Therapeutics	100.00	77.78	44.44	148.89	88.89	160.00
Surgical & Medical Instruments	100.00	91.92	101.00	116.82	90.07	149.18
Media General Index	100.00	123.77	92.08	94.33	71.83	101.54

SOURCE:	COREDATA
333 E. FRANKLIN ST.
RICHMOND, VA 23219
	PHONE:	1-(800) 446-7922
	FAX:	1-(804) 649-6826

The broad market index chosen was Media General Composite. The Industry Index chosen was SIC code 3841, Surgical and Medical Instruments & Apparatus. The current composition of the index is as follows:

ADVANCED NEUROMO SYSTEMS.	FRESENIUS MED CARE AG	ORTHOLOGIC CORP.
AKSYS LTD.	GENETRONICS BIOMEDICAL	ORTHOVITA INC.
ANTARES PHARMA INC.	GUIDANT CORP.	PARADIGM MEDICAL IND.
APPLIED IMAGING CORP.	HAEMONETICS CORP.	POINT THERAPEUTICS INC.
ARISTOTLE CORP.	HEALTHETECH INC.	REPRO MED SYSTEM
ARROW INTERNATIONAL INC.	HEARUSA INC.	RESMED INC.
ATRION CORPORATION	HYPERTENSION DIAGNOSTICS	RETRACTABLE TECHNOLOGIES
BAXTER INTERNATIONAL INC.	I-FLOW CORP.	ROBOMATIX TECH
BECTON, DICKINSON & CO.	ICU MEDICAL INC.	ROCHESTER MEDICAL CORP.
BIOCUREX INC.	IMPLANT SCIENCES CORP.	SEPRAGEN-A
BIOJECT MEDICAL TECH	INTEGRATED SURGICAL SYST.	SONOSITE INC.
BOSTON SCIENTIFIC CORP.	IR BOSCIENCES HOLDINGS	SPECIALIZED HEALTH PRODS.
BOVIE MEDICAL	IVAX DIAGNOSTICS INC.	STERION INC.
BRITESMILE INC.	KENSEY NASH CORP.	STRATEGIC DIAGNOSTICS
C.R. BARD INC.	KINETIC CONCEPTS INC.	STRYKER CORP.
CAS MEDICAL SYSTEMS INC.	KYPHON INC.	SYBRON DENTAL SPCLTS.
CDMI PRODUCTIONS, INC.	LIFEPOINT INC.	THERASENSE INC.
CHIRAL QUEST NC.	MED-DESIGN CORP	THORATEC CORP.
CLOSURE MEDICAL CORP.	MEDISCIENCE TECH	UNIVEC
CONCEPTUS INC.	MEDSOURCE TECHNOLOGIES	UROPLASTY
CPC OF AMERICA	MEDWAVE INC.	UTAH MEDICAL PRODUCTS
CRYO-CELL INTERNAT INC.	MERIT MEDICAL SYSTEMS	VASCULAR SOLUTIONS INC.
CYGENE LABORATORIES INC.	MICRO THERAPEUTICS INC	VASOGEN INC.
DIASYS CORP.	MICROHELIX INC.	VENTANA MEDICAL SYSTEMS
DIOMED HOLDINGS INC.	MOLECULAR DIAGNOSTICS	VITAL SIGNS INC.
ENDOLOGIX INC.	NMT MEDICAL INC.	VIVUS INC.
ENPATH MEDICAL INC.	ON THE GO HEALTHCARE INC.	W.R. GRACE & CO.
EP MEDSYSTEMS INC.	OPHTHALMIC IMAGING SYSTEM
EYE DYNAMICS	OPTICAL SENSORS INC.

AUDIT COMMITTEE REPORT

     The following is the report of the Audit Committee of the Board of Directors of the Company. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

     On behalf of the Board of Directors, the Audit Committee monitors the Company’s financial reporting processes and internal controls, as well as the Company’s relationship with its independent accountants and the performance of such accountants. All of the members of the Audit committee are independent directors and the Chairman of the Audit Committee has been a Certified Public Accountant. The Board of Directors has adopted a charter for the Audit Committee attached hereto as Appendix B.

     Management has the primary responsibility for preparation of the Company’s financial reports, the Company’s financial reporting systems and its internal controls. The Audit Committee is not intended to supersede in any respect management’s responsibilities in this regard. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed such financial statements with management and with the Company’s independent accountants. The Audit Committee has also discussed with the independent accountants their evaluation of the Company’s financial reporting systems and internal controls, their plan of audit for fiscal 2005, the application of new accounting principles to the Company’s financial statements and other matters required to be communicated to the Committee by the independent accountants pursuant to standards established by the American Institute of Certified Public Accountants.

     The Audit Committee has received from the independent accountants a letter addressing matters which might bear on the independence of the accountants as required by Independence Standards Board Standard No. 1. The Audit Committee has discussed independence issues with the accountants and has reviewed their fees and scope of services rendered to the Company. The Audit Committee has discussed the performance of the independent accountants with the Company’s management.

     In reliance on the foregoing, the Audit Committee has recommended to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended March 31, 2004.

Submitted by the Audit Committee of the Board of Directors,

Kathleen M. Fisher, Chairman
Norman Cooper
Philip Wolfstein

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
FOR 2005 ANNUAL MEETING

     Any proposal, relating to a proper subject, which a shareholder may intend to present for action at the Annual Meeting of Shareholders to be held in September 2005, and which such shareholders may wish to have included in the proxy materials for such, in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, must be received in proper form by the Secretary of the Company at 21622 Plummer Street, Chatsworth, California 91311, not later than March 21, 2005, which is 120 calendar days prior to the anniversary of the mailing date of this year’s proxy materials. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

     If a shareholder wishes to present a proposal at our 2005 annual meeting and the proposal is not intended to be included in the Company’s proxy statement relating to the 2005 annual meeting, the shareholder must give advance notice to the Company prior to the deadline for the annual meeting. In order to be deemed properly presented, the notice of a proposal must be delivered to the Company’s Corporate Secretary no later than June 3, 2005, which is 45 calendar days prior to the anniversary of the mail date of the 2004 annual meeting. However, in the event that the 2005 annual meeting is called for a date which is not within thirty days of the anniversary of the date of the 2004 annual meeting, shareholder proposals intended for presentation at the 2005 annual meeting must be received by the Corporate Secretary no later than the close of business on the tenth day following the date on which public announcement of the date of the 2005 annual meeting is first made. If a shareholder gives notice of such proposal after June 3, 2005, then the proxy solicited by the board of directors for the 2005 annual meeting will confer discretionary authority to vote on such proposal at that meeting, which may include a vote against such shareholder proposal.

OTHER PROPOSED ACTION

     The Meeting is called for the purposes set forth in the notice thereof accompanying this Proxy Statement. Management is not aware of any matters to come before the Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the Meeting or any adjournment thereof, the Proxies confer discretionary authority with respect to acting thereon, and the person named in such Proxies intends to vote, act and consent in accordance with his best judgment with respect thereto.

PERSONS MAKING THE SOLICITATION

     The accompanying proxy is solicited by the Board of Directors of the Company. The Company will pay all expenses of the preparation, printing and mailing to the shareholders of the enclosed proxy, accompanying notice and Proxy Statement.

APPENDIX A

CHAD THERAPEUTICS, INC.
2004 STOCK INCENTIVE PLAN

     1. Establishment, Effective Date and Term

     Chad Therapeutics, Inc., a California corporation, hereby establishes the “Chad Therapeutics, Inc. 2004 Stock Incentive Plan.” The Effective Date of the Plan shall be the date that the Plan was approved by the shareholders of the Company in accordance with its By-laws and the laws of the State of California, or such later date as provided in the resolutions adopting the Plan. Unless earlier terminated pursuant to Section 13(i) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in Appendix 1 attached hereto.

     2. Purpose

     The purpose of the Plan is to advance the interests of the Company by allowing the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and incentives to expend maximum effort for the growth and success of the Company so as to strengthen the mutuality of the interests between the Eligible Individuals and the shareholders of the Company.

     3. Eligibility

     Awards may be granted under the Plan to any Eligible Individual as determined by the Committee from time to time on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

     4. Administration

     (a) Committee. The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan, any Award or any Award Agreement entered into under the Plan.

     (b) Advisors to Committee. The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees of the Company to execute agreements or other documents on behalf of the Committee in connection with the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

     (c) Participants Outside the U.S. In order to conform with the provisions of local laws and regulations in foreign countries in which the Company operates, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

     (d) Liability and Indemnification. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and the Articles of Incorporation and By-Laws of the Company, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Articles of Incorporation or By-Laws of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

     5. Common Stock

     (a) Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be Seven Hundred Fifty Thousand (750,000) shares, subject to adjustment as provided in the Plan. The available shares shall be allocated by the Committee among the Awards that may be granted under the Plan as the Committee deems appropriate.

     (b) Section 162(m) Per-Participant Limit. The aggregate maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 250,000 shares. No more than 100,000 shares of Common Stock may be subject to grants of Options and Stock Appreciation Right to any one Eligible Individual during any one fiscal year. No more than 50,000 shares of Common Stock may be subject to grants of Restricted Stock to any one Eligible Individual during any one fiscal year. The per-Participant limit described in this Section 5(b) shall be construed and applied consistently with Section 162(m) of the Code. If an Option is in tandem with a Stock Appreciation Right, such that the exercise of the Option or Stock Appreciation Right with respect to a share of Common Stock cancels the tandem Stock Appreciation Right or Option, respectively, with respect to such share, the tandem Option and Stock Appreciation Right with respect to each share of Common Stock shall be counted as covering but one share of Common Stock for purposes of applying the limitations of this Section.

     (c) Reduction of Shares Available for Awards. Upon the granting of an Award, the number of shares of Common Stock available under this Section hereof for the granting of further Awards shall be reduced by the number of shares of Common Stock subject to the Award. Shares issued in accordance with Section 7 in settlement of a Stock Appreciation Right shall count against authorized shares of Common Stock available for Awards, but only to the extent of the shares issued, not to the extent of the number of underlying Stock Appreciation Right.

     (d) Cancelled, Forfeited, or Surrendered Awards. If any Award is cancelled, forfeited, exchanged, surrendered or terminated for any reason prior to exercise or becoming vested in full, the shares of Common Stock that were subject to such Award will to the extent cancelled, forfeited, exchanged, surrendered or terminated be available for future Awards granted under the Plan as if said Award had never been granted.

     (e) Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Common Stock available under the Plan; (ii) in the number and kind of shares of Common Stock issuable upon exercise (or vesting) of outstanding Awards granted under the Plan; (iii) in the Exercise Price per share of outstanding Options granted under the Plan and (iv) the number of shares of Common Stock subject to Awards granted to Non-Employee Directors under Section 9. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(d), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section 5(d) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

     6. Options

     (a) Grant of Options. Subject to the terms and conditions of the Plan, the Committee may grant to Eligible Individuals Options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. Each grant of an Option must satisfy the requirements set forth in this Section. The Committee may establish terms and conditions governing the vesting of any Options granted. Such terms and conditions may include, without limitation, time based vesting as well as vesting based upon the achievement of individual, group or Company performance criteria.

     (b) Type of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-qualified Stock Options.

     (c) Exercise Price. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price may not be less than Fair Market Value of the Common Stock, or if greater, the par value of the Common Stock, as of the Grant Date of the total number of shares of Common Stock that are subject to such Option.

     (d) Limitation on Option Period. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

     (e) Limitations on Incentive Stock Options. Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

     (i) Limitation on Grants. Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall be treated as Non-qualified Stock Options.

     (ii) Minimum Exercise Price. In no event may the Exercise Price of an Incentive Stock Option be less than 100% of the aggregate Fair Market Value as of the Grant Date of the total number of shares of Common Stock that are subject to such Incentive Stock Option.

     (iii) Ten Percent Shareholder. Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, such Incentive Stock Options (i) must have an Exercise Price that is at least 110% of the aggregate Fair Market Value as of the Grant Date of the total number of shares of Common Stock that are subject to such Option, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

     (f) Vesting Schedule and Conditions. No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Award Agreement relating thereto. Unless otherwise provided in the applicable Award Agreement, Options will vest and become exercisable on each anniversary of the Grant Date in equal annual installments over four (4) years following the Grant Date of the Option.

     (g) Exercise. When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to the Company a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan. Said notice must be delivered to the Company at its principal office and addressed to the attention of the Company’s Chief Financial Officer. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

     (h) Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

     (i) by cash, certified or cashier’s check, bank draft or money order; or

     (ii) through the delivery to the Company of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the Company incurring any liability under Section 16(b) of the Exchange Act.

     Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion and to the extent permitted by applicable law, permit such payment to be made by one of the following methods or in any combination thereof as it may determine: (i) through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income, employment, excise and other taxes required to be withheld by the Company by reason of such exercise and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or (ii) any other method as may be permitted by the Committee.

     (i) Termination of Employment, Retirement, Disability, or Death.

     The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant’s Award under the Plan in the event of such Participant’s termination of employment or service with the Company for any reason. In addition, notwithstanding the provisions of this Section 6(i), the terms of an Award Agreement or the rules and regulations promulgated by the Committee in effect from time to time, the Committee may, in its discretion, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restrictions or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either: (i) not adverse to such Participant; or (ii) consented to by such Participant. The following guidelines, which may be amended by the Committee in its sole discretion, shall apply in determining the treatment of any unexercised or deferred Awards upon the termination of the employment or other service of a Participant with the Company for any reason:

     (a) Termination for Cause. If a Participant’s termination of employment or service is for Cause, any Option held by such Participant shall terminate and expire immediately upon the date of such termination.

     (b) Disability. If a Participant’s termination of employment or service with the Company is by reason of a Disability of such Participant, the Participant shall have the right at any time within a period not to exceed one (1) year after such termination and prior to termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death and prior to the termination of the Option pursuant to its terms.

     (c) Termination by Reason of Retirement or Without Cause. If a Participant’s termination of employment or service by reason of Retirement, or the Company terminates Participant’s employment or service for reasons other than Cause or Disability, the Participant shall have the right at any time within a period not to exceed ninety (90) days from the date of such termination, and prior to the termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that, if the Participant dies within such exercise period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death and prior to the termination of the Option pursuant to its terms.

     (d) Death. If a Participant dies while in the employment or service of the Company, the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option has the right, at any time within a period not to exceed one (1) year after the date of such Participant’s death and prior to termination of the Option pursuant to its terms, to exercise, in whole or in part, any portion of the vested Option held by such Participant at the date of such Participant’s death.

     (e) Voluntary Termination. If a Participant voluntarily terminates his or her employment or service for reasons other than by Retirement or Disability or Cause, the Participant shall have the right at any time within a period not to exceed thirty (30) days from the date of such termination, and prior to the termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination.

     7. Stock Appreciation Rights

     (a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts, as the Committee shall determine in its sole and absolute discretion. Stock Appreciation Rights may be granted in tandem with an Option, or may be granted on a freestanding basis, not related to any Option. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

     (b) Terms and Conditions of Stock Appreciation Rights. Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the exercise period of the Stock Appreciation Right, the vesting schedule applicable thereto and the impact of any termination of service on the Participant’s rights with respect to the Stock Appreciation Right) applicable with respect to (i) Stock Appreciation Rights granted in tandem with an Option shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions applicable to the tandem Options, and (ii) freestanding Stock Appreciation Rights shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an Option. Notwithstanding anything to the contrary, the Committee may, in its sole and absolute discretion, determine such other terms, conditions, restrictions and/or limitations, including, without limitation, time and performance based vesting restrictions, on a Stock Appreciation Right.

     (c) Exercise of Stock Appreciation Rights. Stock Appreciation Rights (regardless of whether free-standing or tandem) shall be exercised by a Participant only by written notice delivered to the Chief Financial Officer, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. Tandem Stock Appreciation Rights may only be exercised upon the surrender of the right to exercise the related Option for an equivalent number of shares of Common Stock and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable. Upon the exercise of an Option granted in connection with a Stock Appreciation Right, the related Stock Appreciation Right shall be canceled to the extent of the number of shares of Common Stock to which the Option was exercised.

     (d) Payment of Stock Appreciation Right. Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. No fractional shares shall be issued for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated. Notwithstanding the foregoing, the Committee may specify in an Award Agreement that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a designated amount or otherwise limit in any manner the amount payable with respect to a Stock Appreciation Right.

     (e) No Stockholder Rights. No Participant shall have any rights as a stockholder of the Company with respect to shares of Common Stock subject to a Stock Appreciation Right until the issuance of shares (if any) to the Participant pursuant to the exercise of such Stock Appreciation Right.

     8. Restricted Stock

     (a) Grant of Restricted Stock. Subject to the terms and conditions of the Plan and the applicable Award Agreement, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock, in such amounts, as the Committee shall determine in its sole and absolute discretion.

     (b) Restrictions. Subject to the terms of the applicable Award Agreement, the Committee shall impose such restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, time based vesting restrictions, restrictions on transferability, and requirements of continued employment or service, individual performance, group performance or the performance of the Company.

     (c) Certificates and Certificate Legend. With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

     “The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, are subject to certain terms, conditions, and restrictions on transfer as set forth in Chad Therapeutics, Inc.’s 2004 Stock Incentive Plan, and in an Agreement entered into by and between the registered owner of such shares and the Company, dated           . A copy of the Plan and the Award Agreement may be obtained from the Secretary of the Company.”

     (d) Removal of Restrictions. Except as otherwise provided in the Plan, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions, as determined by the Committee. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock.

     (e) Shareholder Rights. Until the expiration of all applicable restrictions, the Restricted Stock shall be treated as outstanding, the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividend and distributions may be held in escrow by the Company until all restrictions on the respective Restricted Stock have lapsed.

     (f) Termination of Service. Except as otherwise determined by the Committee or unless otherwise specified in the Award Agreement evidencing the Award, upon a Participant’s termination of employment or service with the Company for any reason during the applicable restriction period, all nonvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by the Company with respect to such Restricted Stock shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to the Restricted Stock or any dividends or distributions held in escrow by the Company with respect to such Restricted Stock Awards.

     9. Award Grants to Non-Employee Directors

     In addition to other types of Award permitted under the Plan, all Non-Employee Directors shall be eligible to receive, at the discretion of the Committee, shares of Restricted Stock Awards or Options, or a combination thereof, pursuant to the terms of this Section.

     (a) Restricted Stock Awards for Non-Employee Directors. Awards of Restricted Stock made to a Non-Employee Director pursuant to this Section shall be subject to the provisions of Section 8 above and made pursuant to the following terms:

     (i) Initial Award. In addition to any other Awards granted hereunder, each Non-Employee Director may receive such shares of Restricted Stock upon the date the Non-Employee Director begins service as a Non-Employee Director (even if previously an employee director) as determined by the Committee in its sole discretion.

     (ii) Annual Awards. On the first business day of each calendar quarter in each fiscal year of the Company, or at such other intervals as determined by the Committee, each Non-Employee Director who is a director of the Company on such date may receive such shares of Restricted Stock as determined by the Committee in its sole discretion.

     (b) Options. All Options granted to a Non-Employee Director pursuant to this Section shall be Non-Qualified Stock Options and shall be made pursuant to the following terms:

     (i) Initial Grant. In addition to any other Awards granted hereunder, a Non-Employee Director may receive an Option to purchase such shares of Common Stock upon the date the Non-Employee Director begins service as a Non-Employee Director (even if previously an employee director) as determined by the Committee in its sole discretion. .

     (ii) Annual Grant. Each Non-Employee Director may receive an Option to purchase such shares of Common Stock on each Annual Grant Date as determined by the Committee in its sole discretion.

     (iii) Exercise Price. The Exercise Price of an Option granted hereunder shall be equal to greater of the Fair Market Value of a share of Common Stock or the par value of the Common Stock.

     (iv) Option Period. An Option granted hereunder and all rights to purchase Common Stock thereunder shall terminate on the tenth anniversary of the Grant Date of such Option.

     (v) Exercisability. An Option granted hereunder shall vest and become exercisable on the date that is six months and 1 day after the Grant Date of the Option provided that the Non-Employee Director is a director of the Company on such date.

     (vi) Method of Exercise. When the conditions of paragraph (b)(v) above have been satisfied, a Non-Employee Directors may exercise an Option granted under this Section only in accordance with the following provisions. The Non-Employee Director shall deliver to the Company a written notice stating that the Non-Employee Directors is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised in accordance with Section 6(h) above. Said notice must be delivered to the Company at its principal office and addressed to the attention of the Company’s Chief Financial Officer. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

     (vii) Termination of Directorship. Upon the termination of a Non-Employee Director’s directorship for any reason, any unexercised or deferred Awards shall be treated as provided in the specific Award Agreement evidencing the Award, except that the Committee may, in its discretion, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restrictions or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either: (i) not adverse to such Participant; or (ii) consented to by such Participant. The following guidelines, which may be amended by the Committee in its sole discretion, shall apply in determining the treatment of any unexercised or deferred Awards upon the termination of a Non-Employee Director’s directorship:

     (A) Termination for Reason other than Cause, Disability, or Death. If a Non-Employee Director’s directorship terminates for any reason other than Cause, Disability, or death, the Non-Employee Director or the Non-Employee Director’s estate, devisee or heir at law (whichever is applicable) shall have the right at any time within a period not to exceed three (3) years from the date of such termination, and prior to the termination of the Option pursuant to its terms to exercise, in whole or in part, any vested portion of the Option held by such Non-Employee Director at the date of such termination. Upon such termination the Non-Employee Director’s unvested Options shall expire, except as otherwise provided by the Committee.

     (B) Termination of Directorship for Cause. Upon the removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains information after a Non-Employee Director’s directorship terminates that such Non-Employee Director had engaged in conduct that would have justified removal for Cause during the Non-Employee Director’s directorship, all outstanding Options held by such Non-Employee Director shall expire immediately and the Non-Employee Director or the Non-Employee Director’s estate, devisee or heir at law (whichever is applicable) shall have no further right to purchase shares of Common Stock pursuant to such Options.

     (C) Death. If a Non-Employee Director’s directorship terminates by reason of such director’s death, all nonvested Options held by such director shall vest and become fully exercisable and the Non-Employee Director’s estate, devisee or heir at law (whichever is applicable) shall have the right at any time within a period not to exceed three (3) years from the date of the director’s death, and prior to the termination of the Option pursuant to its terms to exercise, in whole or in part, any vested portion of the Option held by such Non-Employee Director upon death.

     (c) Limitation on Awards. In the event that a grant of an Award under this Section would violate the limitations of Section 5(b), such grant shall be proportionately reduced to an amount that would not violate such limitations and, a make-up grant shall be made on the first day of the first month commencing at least twenty (20) days after such limitation is no longer exceeded in an amount equal to such prior reduction. Such make-up grants shall be made to a Non-Employee Director only if such director is a Non-Employee Director on the date such make-up grant is made. Notwithstanding anything to the contrary, in the event that no Fair Market Value of the Common Stock can be determined in a fiscal year, no annual grants of Awards shall be made for such fiscal year.

     10. Deferral of Awards

     The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the exercise of an Award, receipt of all or a portion of the shares of Common Stock subject to such Award and/or to receive cash at such later time or times in lieu of such deferred shares of Common Stock, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects such deferral shall not have any rights as a shareholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

     11. Change in Control and Other Corporate Events

     (a) Change in Control. In the event there is a Change in Control of the Company, as determined by the Committee, the Committee may, in its sole discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on any Awards; and (iii) provide for the cancellation of Awards for a cash payment to the Participant.

     (b) Change in Status of Parent or Subsidiary. Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the employment or other services of a Participant employed by such entity may be treated in the sole discretion of the Committee as terminated if such Participant is not employed by the Company immediately after such event.

     12. Requirements of Law

     (a) Shareholder Approval. Notwithstanding anything to the contrary herein, no Awards shall be made pursuant to the Plan prior to the date on which the Plan is approved by the shareholders of the Company in accordance with its By-laws and the laws of the State of California and the rules and regulations of the securities exchange on which the Common Stock is traded.

     (b) Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other Federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

     (c) Registration. At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable Federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

     (d) Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether Federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person’s wages or compensation due to such person, or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

     (e) Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

     13. General Provisions

     (a) Award Agreements. All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain such provisions, as the Committee shall deem appropriate. The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the Plan.

     (b) Purchase Price. To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be equal to the par value of a share of Common Stock.

     (c) Prospective Employees. Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

     (d) Issuance of Certificates; Shareholder Rights. The Company shall deliver to the Participant a certificate evidencing the Participant’s ownership of shares of Common Stock issued pursuant to the exercise of an Award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. A Participant shall not have any of the rights of a shareholder with respect to such Common Stock prior to satisfaction of all conditions relating to the issuance of such Common Stock, and, except as expressly provided in the Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied. The Committee in its absolute and sole discretion may credit a Participant’s Award with Dividend Equivalents with respect to any Awards. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts.

     (e) Transferability of Awards. A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form 8 Registration Statement under the Securities Act of 1933, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an Incentive Stock Option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

     (f) Buyout and Settlement Provisions. The Committee may at any time on behalf of the Company offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

     (g) Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

     (h) Modification or Substitution of an Award. Subject to the terms and conditions of the Plan, the Committee may modify outstanding Awards. Notwithstanding the following, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Award. Notwithstanding the foregoing, without approval of the shareholders of the Company, an Award may not be modified to reduce the exercise price thereof nor may an Award at a lower price be substituted for a surrender of an Award, provided that (i) the foregoing shall not apply to adjustments or substitutions in accordance with Section 5 or Section 11, and (ii) if an Award is modified, extended or renewed and thereby deemed to be in issuance of a new Award under the Code or the applicable accounting rules, the exercise price of such Award may continue to be the original Exercise Price even if less than Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

     (i) Amendment and Termination of Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and By-Laws of the Company shall be required for any amendment (i) that changes the class of individuals eligible to receive Awards under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 5 or Section 11 hereof), (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded, or (iv) if such amendment eliminates a requirement provided herein that the shareholders of the Company must approve an action to be undertaken under the Plan. Except as permitted under Section 5 or Section 11 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

     (j) Notification of 83(b) Election. If in connection with the grant of any Award any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

     (k) Disclaimer of Rights. No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     (l) Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

     (m) Nonexclusivity of Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable.

     (n) Other Benefits. No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

     (o) Headings. The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

     (p) Pronouns. The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

     (q) Successors and Assigns. The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

     (r) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     (s) Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to the Company, to its principal place of business, attention: Chief Financial Officer, and if to the holder of an Award, to the address as appearing on the records of the Company.

APPENDIX A
DEFINITIONS

     “Annual Grant Date” means April 1st and each April 1st thereafter.

     “Award” means any Common Stock, Option, Stock Appreciation Right or Restricted Stock or any other award granted pursuant to the Plan.

     “Award Agreement” means a written agreement entered into by the Company and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

     “Board” means the board of directors of the Company.

     “Cause” means, with respect to a termination of employment or service with the Company, a termination of employment or service due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant’s duties for the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

     “Change in Control” shall be deemed to occur upon:

     (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of common stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities;

     (b) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

     (c) a merger, consolidation, reorganization, or other business combination of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than twenty-five percent (25%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or

     (d) the shareholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the shareholders of the Company.

     “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

     “Committee” means the Compensation Committee of the Company consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, and as an “outside director” for purposes of Code Section 162(m). If no Committee exists, the functions of the Committee will be exercised by the Board; provided, however, that a Committee shall be created prior to the grant of Awards to a Covered Employee and that grants of Awards to a Covered Employee shall be made only by such Committee. Not withstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

     “Common Stock” means the common stock, $.01 par value per share, of the Company.

     “Company” means Chad Therapeutics, Inc. and all entities whose financial statements are required to be consolidated with the financial statements of the Company pursuant to United States generally accepted accounting principles and any other entity determined to be an affiliate as determined by the Committee in its sole and absolute discretion.

     “Consultant” means any person (other than an employee or a director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company to render bona fide consulting or advisory services to the Company; provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

     “Covered Employee” means “covered employee” as defined in Code Section 162(m)(3).

     “Covered Individual” means any current or former member of the Committee, any current or former officer of the Company, or any individual designated pursuant to Section 4(b).

     “Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

     “Dividend Equivalents” means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

     “Effective Date” shall mean the date that the Plan was approved by the shareholders of the Company in accordance with its By-laws and the laws of the State of California.

     “Eligible Individual” means any employee, officer, director (employee or non-employee director) of the Company, Consultant and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Exercise Price” means the purchase price of each share of Common Stock subject to an Award.

     “Fair Market Value” means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the applicable date, (i) as reported by the national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Common Stock is listed or traded. For purposes of the grant of any Award, the applicable date shall be the day prior to the date on which the Award is granted. If the Common Stock is not readily traded on a national securities exchange, The Nasdaq Stock Market, Inc. or any system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined in good faith by the Committee.

     “Grant Date” means the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

     “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.
     The “Company” means Chad Therapeutics, Inc., a California corporation.
     “Non-Employee Director” means a director of the Company who is not an active employee of the Company.
     “Non-qualified Stock Option” means an Option which is not an Incentive Stock Option.
     “Option” means an option to purchase Common Stock granted pursuant to Sections 6 or 9 of the Plan.

     “Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.

     “Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or Subsidiary.

     “Plan” means this Chad Therapeutics, Inc.’s 2004 Stock Incentive Plan.

     “Prospective Employee” means any individual who has committed to become an employee of the Company within sixty (60) days from the date an Award is granted to such individual.

     “Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.

     “Retirement” means a termination of employment of a Participant (other than for Cause or within ninety (90) days after an event which would be grounds for a termination of employment for Cause) who has attained (1) at least age sixty-five (65); (2) at least age sixty-two (62) and performed ten (10) or more years of service with the Company (or its predecessors); or (3) such earlier date after age fifty-five (55) as approved by the Committee with regard to such Participant.

     “Section 424 Employee” means an employee of the Company or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

     “Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.

     “Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

APPENDIX B
CHAD THERAPEUTICS, INC.
AUDIT COMMITTEE CHARTER

I. PURPOSE

     The Audit Committee shall be responsible for the appointment, compensation and oversight of any public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work. In addition, the Audit Committee shall be responsible for reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that senior management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. The Audit Committee shall:

     Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

     Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing activities.

     Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall meet the independence standards required for audit committee members as set forth in Section 302 if the Sarbanes Oxley Act of 2002 (the “Act”), Section 121 and 803(a) of the American Stock Exchange Company Guide (the “Guide”) and any other requirements as may be established by any applicable law or regulation. All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. The chairperson of the Committee, or at least one member of the Committee, shall have accounting or related financial management experience and expertise that qualifies such member as a “Financial Expert” as defined in Section 407 of the Act and as “financially sophisticated” as defined in Section 121B(2)(a)(ii) of the Guide. Committee members may enhance their familiarity with finance and accounting by participating in educational programs at the expense of the Corporation.

     The members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified or until their earlier retirement, resignation or removal. The Chairperson shall be appointed by the full Board.

III. MEETINGS AND OPERATING PROCEDURES

     The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with senior management, the CEO, the CFO, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson or the Chairperson’s designee should confer with the independent accountants and senior management quarterly to review the Corporation’s financials consistent with IV.3. below.

     Meetings of the Committee shall be held upon at least 48 hours prior written notice and may be called by any member of the Committee or by the Chairperson of the Board. Members of the Committee may participate in meetings by telephone. A quorum shall be present for purposes of conducting a meeting of the Committee if at least a majority of the duly appointed members of the Committee are present, in person or by telephone. Minutes of Committee shall be recorded and maintained by the Secretary of the Corporation or, in certain cases, by such other person as the Chairperson of the Committee may designate.

     The Committee may employ independent legal counsel, accounting advisers, financial consultants or other advisers as it may deem appropriate to assist it in carrying out its duties and responsibilities. The Committee shall have full authority to fix the compensation arrangements for any such advisers and the Company shall be obligated to honor such compensation arrangements.

     The Committee shall maintain written minutes or other records of its meetings and activities, which shall be duly filed in the Company’s records. The Chair of the Committee shall report to the Board following meetings of the Committee and as otherwise requested by the Board.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, as conditions dictate, but in any event, not less than once a year.

2.	Review the Company’s annual and quarterly financial statements and any reports, all internal controls reports (or summaries thereof) or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.	Review, with financial management and the independent accountants, any 10-K, 10-Q, 8-K including financial data or earnings release or guidance prior to the filing or public release of such report or information. The Chairperson of the Committee or his or her designee may represent the entire Committee for purposes of this review, provided that, all Committee members shall endeavor to participate in such review.

4.	Prepare a report from the Committee to be included in the Company’s proxy statement related to the performance of certain of the Committee’s responsibilities, as required by the rules and regulations of the Securities and Exchange Commission.

Independent Accountants

5.	Appoint the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence. On an annual basis, request from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1 and all other applicable laws, rules and regulations.

6.	Review the performance of the independent accountants on at least an annual basis and terminate the engagement of the independent accountants when circumstances warrant. The Committee shall also confirm with the independent auditors that they are in compliance with the partner rotation requirements established by the SEC and discuss the independent auditor’s internal quality-control procedures and any material issues raised by the most recent peer review.

7.	Periodically consult with the independent accountants, out of the presence of senior management, about internal controls, the capabilities of the Corporation’s finance and internal audit staff, cooperation of the Corporation with the independent accountants, the accounting principles used by the Corporation, any disagreements between the Corporation and the independent accountants and the reliability of the Corporation’s financial statements.

Financial Reporting Processes

8.	In consultation with the independent accountants and the internal auditors, review the integrity of the organization’s financial reporting processes, both internal and external, including the adequacy and effectiveness of the Company’s internal controls over financial reporting and disclosure controls and procedures, any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, the integrity of its financial reporting process and all significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data.

9.	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

10.	The Committee shall review and approve any material off-balance sheet arrangements or other material financial arrangements of the Company that do not appear on the financial statement of the Company.

11.	Consider and approve, if appropriate, the Corporation’s critical accounting policies and any major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants or senior management.

12.	Review with the independent auditors their attestation and report on management’s internal control report.

13.	Review and pre-approve both audit and related services to be provided by the independent auditors (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meeting.

Process Improvement

14.	Establish regular and separate systems of reporting to the Audit Committee by each of senior management, the independent accountants, the CEO and the CFO regarding any significant judgments made in senior management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

15.	Following the completion of the annual audit, review separately with each of senior management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information. In addition, review with senior management and the independent auditors significant findings during the year, any changes in the audit plan and scope, and the coordination of audit efforts to monitor completeness of coverage, reduction of redundant efforts and effective use of resources

16.	Review any significant disagreement among senior management and the independent accountants in connection with the preparation of the financial statements.

17.	Review with the independent accountants and senior management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

18.	Review, with the Corporation’s legal counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

19.	Review management’s monitoring of the Company’s compliance with the Company’s Code of Ethics, and review that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

20.	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding (i) accounting, internal accounting controls or auditing matters, (ii) possible violations of the Company’s Code of Ethics and (iii) any information involving what might constitute fraudulent or unethical activities. Such procedures shall include a process to enable employees to submit on a confidential and anonymous basis complaints or concerns regarding questionable accounting or auditing matters. These procedures shall be known as the “Whistleblower Provisions”.

21.	Develop, implement and periodically review a Code of Ethics for Senior Financial Officers, which code shall have effective reporting and enforcement mechanisms.

22.	Review and approve any proposed material transaction between the Corporation and any executive officer of the Corporation.

23.	Annually, perform a self-assessment relative to the Committee’s purpose, duties and responsibilities outlined herein.

24.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

V. DELEGATION AND ENGAGEMENT OF INDEPENDENT ADVISERS

     The Committee may delegate certain of its duties and responsibilities to a subcommittee consisting of one or more members of the Committee, or to senior officers of the Company. Any delegation may be made only to the extent permitted by the Company’s Bylaws, rules and regulations of the SEC and the American Stock Exchange and applicable law.

     The Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate by the Committee to perform its duties and responsibilities. The Company shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditors and to any advisors that the Committee engages. The Committee will report directly to the Board regarding the execution of its duties and responsibilities, and shall have unrestricted access to Company personnel, documents, and the independent auditors.

VI. COMMITTEE REPORTS

     The Committee shall report to the Board on the Committee’s activities, including any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s independent auditors. In addition, the Committee shall report to the Board the results of the Committee’s annual self-evaluation and any recommended changes to the Committee’s charter.

ANNUAL MEETING OF SHAREHOLDERS OF

CHAD THERAPEUTICS, INC.

September 9, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ Thomas E. Jones ¡ John C. Boyd ¡ Earl L. Yager ¡ Edward Anthony Oppenheimer, M. D.

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the 2004 Equity Incentive Plan.	☐	☐	☐

3.	Proposal to ratify the appointment of KPMG LLP as independent Certified Accountants and Auditors.	☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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CHAD THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas E. Jones and Earl L. Yager, and either of them, as Proxyholders, with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all the shares of voting capital stock of Chad Therapeutics, Inc. held of record by the undersigned at the close of business on July 14, 2004 (and in the case of item 1 to cumulate and allocate said votes for directors in his discretion), at the Annual Meeting of Shareholders to be held on September 9, 2004, and at any and all adjournment(s) thereof.

     The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES FOR DIRECTOR AND FOR APPROVAL OF PROPOSAL 2 AND PROPOSAL 3.

     In their discretion the proxyholders are authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be signed on the reverse side)

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